UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2019

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 CLARENDON STREET, 37TH FLOOR, BOSTON, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02. Results of Operations and Financial Condition.

On January 30, 2019, Bain Capital Specialty Finance, Inc. issued a press release announcing that it will (i) release its financial results for the quarter ended December 31, 2018 and fiscal year ended December 31, 2018 on Thursday, February 28, 2019 (the “Release Date”) after the close of the financial market and (ii) host a call on the Release Date to discuss the financial results at 5:30 p.m. ET.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 1.01.    Entry into a Material Definitive Agreement.

On February 1, 2019, Bain Capital Specialty Finance, Inc. (the “Company”) entered into the second amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between the Company and BCSF Advisors, LP, (the “Advisor”),  which replaced the existing investment advisory agreement, dated as of November 14, 2018 (the “Prior Advisory Agreement”), by and between the Company and the Advisor. The Company’s board of directors (the “Board”) unanimously approved the Amended Advisory Agreement at an in-person meeting on November 28, 2018, subject to stockholder approval. The Company’s stockholders approved the Amended Advisory Agreement at a special meeting of stockholders held on February 1, 2019.

The Amended Advisory Agreement is substantially identical to the Prior Advisory Agreement, the material terms of which were described in the Company’s Form N-2 dated November 7, 2018, except that the base management fee has been revised to a tiered management fee structure so that the base management fee of 1.5% (0.375% per quarter) of the average value of the Company’s gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will continue to apply to assets held at an asset coverage ratio of 200%, but a lower base management fee of 1.0% (0.25% per quarter) of the average value of the Company’s gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) would apply to any amount of assets attributable to leverage decreasing the Company’s asset coverage ratio below 200%.

The incentive fee provisions under the Amended Advisory Agreement are the same as those under the Prior Advisory Agreement (except for the deletion of certain provisions regarding the calculation of the incentive fee on income and the incentive fee on capital gains in respect of the fourth quarter of 2018 and/or before the Company’s initial public offering, all of which became unnecessary at the time of the Special Meeting (as defined below) on February 1, 2019).

The Amended Advisory Agreement will remain in effect from year to year if approved annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities, and (ii) the vote of a majority of the Independent Directors. The Amended Advisory Agreement will automatically terminate in the event of assignment. The Amended Advisory Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other.

The foregoing description of the Amended Advisory Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Amended Advisory Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 1, 2019, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, stockholders considered two proposals as described in the Company’s proxy statement filed with the

Securities and Exchange Commission on December 27, 2018. As of the record date, December 17, 2018, there were 51,482,137 shares of the Company’s common stock outstanding and entitled to vote.

Proposal 1: The Company’s stockholders approved the application of the reduced asset coverage requirements as set forth in Section 61(a)(2) of the Investment Company Act of 1940 (the “1940 Act”), as amended. As a result, the asset coverage ratio requirement applicable to the Company will be decreased from 200% to 150%, effective as of February 2, 2019.

Votes For	Votes Against	Abstain

21,990,015	2,514,429	3,020,755

Proposal 2: The Company’s stockholders approved the second amended and restated investment advisory agreement between the Company and the Advisor that includes a tiered management fee structure, as described above, effective as of February 1, 2019.

Votes For	Votes Against	Abstain

22,728,544	1,729,566	3,067,088

Item 8.01. Other Events.

On February 1, 2019, the Company issued a press release announcing that stockholders of the Company had approved the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act to the Company and the approval of the Amended Advisory Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 Second Amended and Restated Investment Advisory Agreement, dated as of February 1, 2019, by and between the Company and the Advisor

99.1 Bain Capital Specialty Finance, Inc. Financial Results Press Release, dated January 30, 2019

99.2 Bain Capital Specialty Finance, Inc. Press Release, dated February 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Specialty Finance, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: February 1, 2019	By:	/s/ Michael Treisman
	Name:	Michael Treisman
	Title:	Secretary